UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 31, 2007

COSINE COMMUNICATIONS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-30715	94-3280301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

61 East Main Street, Suite B Los Gatos, California 95031
(Address of principal executive offices) (Zip Code)

(408) 399-6494
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 31, 2007, CoSine Communications, Inc. amended its share purchase rights plan, dated September 1, 2005, which provided for a dividend distribution of one preferred share purchase right for each outstanding share of CoSine’s common stock, paid on September 12, 2005 to CoSine’s stockholders of record at the close of business on that date. The amendment extends the expiration date of the rights from September 1, 2007 until September 1, 2009, unless earlier redeemed, exchanged, or amended by the Board of Directors. The amendment was not made in response to any pending takeover bid for CoSine.  The primary purpose of the plan is to preserve CoSine’s existing and projected net operating losses, or “NOLs,” for tax purposes.  Under the Internal Revenue Code and rules promulgated by the Internal Revenue Service, CoSine can carry forward these NOLs in certain circumstances to offset current and future earnings, and thus reduce its federal income tax liability (subject to certain requirements and restrictions).  CoSine’s future use of these NOLs could be substantially limited or lost altogether, however, in the event of an “ownership change,” as defined under Section 382 of the Internal Revenue Code.  The full text of the amendment is attached hereto as Exhibit 10.1 to this Current Report.

On September 4, 2007, CoSine issued a press release announcing the amendment of its Rights Agreement. The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report.

The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

10.1	First Amendment to Rights Agreement by and between CoSine Communications, Inc. and Mellon Investor Services LLC, effective as of August 31, 2007
99.1	Press Release, dated September 4, 2007, of CoSine Communications, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

September 4, 2007	By:	/s/ Terry R. Gibson
Terry R. Gibson,
Chief Executive Officer, Chief Financial Officer and Secretary (Principal Executive, Financial and Accounting Officer and Duly Authorized Officer)

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	First Amendment to Rights Agreement by and between CoSine Communications, Inc. and Mellon Investor Services LLC, effective as of August 31, 2007
99.1	Press Release, dated September 4, 2007, of CoSine Communications, Inc.